UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 4, 2019

Commission File Number:  00052886

EASTGATE BIOTECH CORP.

(Exact name of small business issuer as specified in its charter)

Nevada

(State or other jurisdiction of incorporation or organization)

87-0639378

(IRS Employer Identification No.)

2203-65 Harbour Square | Toronto, Ontario | Canada M5J 2L4

(Address of principal executive offices)

(647) 692-0652

(Registrant's Telephone number)

__________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers;

On September 4, 2019, the Company announced the appointment of Bill Abajian as Chief Operating Officer.  The details of his appointment are outlined in the press release attached hereto as Exhibit 10.1 originally released on September 4, 2019.

Item 9.01  Exhibits.

(d) Exhibits.

10.1  Press Release of September 4, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EastGate Biotech Corp.

(Registrant)

Date:  September 13, 2019

      By: /s/ Anna Gluskin

                                                             Title: Chairman and Chief Executive Officer